Strategic Partners Conservative Growth

FINANCIAL INFORMATION (Cont. from Screen 33)

  EXPENSES (Negative answers are allowed
For the period covered by this form
            on this screen for 72Z only)                ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     1902
  AA) Realized capital gains ----------------------------- $    18172
  BB) Realized capital losses ---------------------------- $     6989
  CC) 1. Net unrealized appreciation during the period --- $     2240
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1614
      2. Dividends for a second class of open-end
         company shares -----------------------------------$      577
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $0.19, $0.11
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $0.11, $0.21
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34


Strategic Partners Moderate Growth

FINANCIAL INFORMATION (Cont. from Screen 33)

EXPENSES (Negative answers are allowed    For the period covered by this
form    on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     1981
  AA) Realized capital gains ----------------------------- $    34877
  BB) Realized capital losses ---------------------------- $    10517
  CC) 1. Net unrealized appreciation during the period --- $     6703
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1835
      2. Dividends for a second class of open-end
         company shares -----------------------------------$      664
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $ 0.14, $0.06
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $ 0.06, $0.17
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34


Strategic Partners High Growth

FINANCIAL INFORMATION (Cont. from Screen 33)

EXPENSES (Negative answers are allowed    For the period covered by this
form     on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $    -1597
  AA) Realized capital gains ----------------------------- $    27830
  BB) Realized capital losses ---------------------------- $     7289
  CC) 1. Net unrealized appreciation during the period --- $     4547
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $ 0, $0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$ 0, $0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34


Strategic Partners Conservative Growth

Condensed balance sheet data:
As of the end of current reporting period (000's omitted except for
Per share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ---------- $    11488
   P) Amounts owed to affiliated persons -------------------- $      263
   Q) Senior long-term debt --------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements -- $        0
                          2. Short sales -------------------- $     3326
                          3. Written options ---------------- $      110
                          4. All other liabilities ---------- $     1073
   S) Senior equity ----------------------------------------- $        0
   T) Net assets of common shareholders --------------------- $   195090
   U) 1. Number of shares outstanding -----------------------       3156
      2. Number of shares outstanding of a second class of shares
         of open-end company --------------------------------      10027
   V) 1. Net asset value per share (to nearest cent) ---- $10.51, $10.49
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ---------      $10.49, $10.52
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) --------- $   0.0000
   X) Total number of shareholder accounts ---------------      13432
   Y) Total value of assets in segregated accounts --------- $        0
                              SCREEN NUMBER: 36


Strategic Partners Moderate Growth

Condensed balance sheet data:  As of the end of current reporting period (000's omitted except for per share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ---------- $    14568
   P) Amounts owed to affiliated persons -------------------- $      488
   Q) Senior long-term debt --------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements -- $        0
                          2. Short sales -------------------- $     2217
                          3. Written options ---------------- $       83
                          4. All other liabilities ---------- $     1328
   S) Senior equity ----------------------------------------- $        0
   T) Net assets of common shareholders --------------------- $   358425
   U) 1. Number of shares outstanding -----------------------      22865
      2. Number of shares outstanding of a second class of shares
         of open-end company --------------------------------       9919
   V) 1. Net asset value per share (to nearest cent) ---- $11.60,$10.92
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) --------------- $10.92, $10.97
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts ------------------      33450
   Y) Total value of assets in segregated accounts ---------- $        0
                              SCREEN NUMBER: 36


Strategic Partners High Growth

Condensed balance sheet data: As of the end of current reporting period (000's omitted except for per
share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased --------- $     8700
   P) Amounts owed to affiliated persons ------------------- $      285
   Q) Senior long-term debt -------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements - $        0
                          2. Short sales ------------------- $        0
                          3. Written options --------------- $        0
                          4. All other liabilities --------- $      455
   S) Senior equity ---------------------------------------- $        0
   T) Net assets of common shareholders -------------------- $   206591
   U) 1. Number of shares outstanding ----------------------      13070
      2. Number of shares outstanding of a second class of shares
         of open-end company --------------------------------       6311
   V) 1. Net asset value per share (to nearest cent) ---- $10.96, $10.56
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) --------------- $10.56, $11.11
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts ----------------      29480
   Y) Total value of assets in segregated accounts --------- $        0
                              SCREEN NUMBER: 36